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                                                                Exhibit 32.1


                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of K-V Pharmaceutical Company, a Delaware corporation (the "Company"), does hereby certify that, to the best of their knowledge:

The Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2004 (the "Form 10-Q/A") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 9, 2004                      /s/ Marc S. Hermelin
                                            -----------------------------------
                                            Marc S. Hermelin
                                            Vice Chairman and Chief Executive
                                            Officer



Date: November 9, 2004                      /s/ Gerald R. Mitchell
                                            -----------------------------------
                                            Gerald R. Mitchell
                                            Vice President and Chief
                                            Financial Officer


A signed original of this written statement required by Section 906 has been provided to K-V Pharmaceutical Company and will be retained by K-V Pharmaceutical Company and furnished to the Securities and Exchange Commission or its staff upon request.